Addendum of Stock Cancellation Agreement made this 13 day of March, 2013 between James B. Frack, referred to as Relinquishor, and Digital Caddies, Inc., referred to as ("DCI").

RECITALS

A. On the 7th day of September, 2011, the parties to this Addendum entered into a Stock Cancellation Agreement ("Agreement") regarding the cancellation of Stock owned by Relinquishor as defined in the Agreement; regarding the establishment of rights of proxy over Reliquishor's Shares; regarding payment in full on or before January 14, 2012; and regarding events of default, including the issuance of one hundred fifty million common shares of DCI to Relinquishor.

B. DCI has been in default of the Agreement since January 14, 2012 and Relinquishor is due under the terms of the Agreement One Hundred Fifty Million (150,000,000) common shares.

AGREEMENT

The Agreement of the parties is changed in the following respects only:

In exchange for Relinquishor waiving his rights to the issuance of One Hundred Fifty Million (150,000,000) restricted common shares as a result of the ongoing delay in the full payment of the sums due to Relinquishor, DCI agrees that Relinquishor shall, as of the date of the Agreement, be allowed to retain with full right of ownership, that stock as defined in the Agreement free of any claim, right, or encumbrance by DCI or its assigns, successors, or receivers.

IN WITNESS WHEREOF, the parties have executed this Addendum on the day and year first above written.

Relinquishor

James B. Frack

Digital Caddies, Inc.
an Oklahoma Corporation

Brad Nightingale, President and CEO

MUTUAL RELEASE

This Mutual Release, executed this 13th day of March, 2013, between Digital Caddies, Inc., an Oklahoma corporation having an address of 15210 North Scottsdale Rd., Suite 250, Scottsdale, AZ 85254, (referred to as "First Party") and James B. Frack of Chicago, Illinois, (referred to as "Second Party") is intended to effect the extinguishment of all obligations between parties, both known and unknown.

RECITALS

A. On the 7th day of September, 2011, the parties to this Addendum entered into a Stock Cancellation Agreement ("Agreement") regarding the cancellation of Stock owned by Second Party as defined in the Agreement; regarding the establishment of rights of proxy over Second Party's Shares; regarding payment in full on or before January 14, 2012; and regarding events of default, including the issuance of one hundred fifty million (150,000,000) common shares of DCI to Second Party.

B. Subsequent to the execution of the Agreement, the parties did enter into and execute a document entitled Addendum Agreement of Stock Cancellation in which the parties agreed that Releasee would waive all of his rights to the issuance of One Hundred Fifty Million (150,000,000) restricted common shares in exchange for his right to retain ownership of that stock which was to be cancelled under the original Agreement.

C. Disputes and indifferences have arisen with respect to the above events, along with the capitalization, merger, structure, and issuance of stock of First Party.

D. In consideration of the mutual relinquishment of their respective legal rights with reference to any of the above mentioned disputes and indifferences, and any other disputes, claims or differences both known and unknown, whether now or in the future, and in consideration of the execution of this Mutual Release, and in consideration of the payment of the sum of One Dollar ($1.00) each party to the other, receipt by both parties is acknowledged, each party, for itself, himself, their successors, their assigns, their officers, directors, control person, heirs and legal representatives, expressly releases the other, their successors, their assigns, heirs and legal representatives, from all liability from claims and demands arising out of the above described events and corporate activities.

IN WITNESS WHEREOF, the parties have executed this Mutual Release on the day and year first above written, wherein jurisdiction shall reside within the State of Oklahoma should any controversy arise.

Digital Caddies, Inc.
an Oklahoma Corporation

____
Brad Nightingale, President and CEO

Second Party

____
James B. Frack

MUTUAL RELEASE

This Mutual Release, executed this 7th day of March, 2013, between Digital Caddies, Inc., an Oklahoma corporation having an address of 15210 N Scottsdale Rd, Suite 250 Scottsdale AZ, (referred to as "First Party") and James B. Frack of ______, (referred to as "Second Party") is intended to effect the extinguishment of all obligations between parties, both known and unknown.

RECITALS

A. On the 7th day of September, 2011, the parties to this Addendum entered into a Stock Cancellation Agreement ("Agreement") regarding the cancellation of Stock owned by Second Party as defined in the Agreement; regarding the establishment of rights of proxy over Second Party's Shares; regarding payment in full on or before January 14, 2012; and regarding events of default, including the issuance of one hundred fifty million (150,000,000) common shares of DCI to Second Party.

B. Subsequent to the execution of the Agreement, the parties did enter into and execute a document entitled Addendum Agreement of Stock Cancellation in which the parties agreed that Releasee would waive all of his rights to the issuance of One Hundred Fifty Million (150,000,000) restricted common shares in exchange for his right to retain ownership of that stock which was to be cancelled under the original Agreement.

C. Disputes and indifferences have arisen with respect to the above events, along with the capitalization, merger, structure, and issuance of stock of First Party.

D. In consideration of the mutual relinquishment of their respective legal rights with reference to any of the above mentioned disputes and indifferences, and any other disputes, claims or differences both known and unknown, whether now or in the future, and in consideration of the execution of this Mutual Release, and in consideration of the payment of the sum of One Dollar ($1.00) each party to the other, receipt by both parties is acknowledged, each party, for itself, himself, their successors, their assigns, their officers, directors, control person, heirs and legal representatives, expressly releases the other, their successors, their assigns, heirs and legal representatives, from all liability from claims and demands arising out of the above described events and corporate activities.

IN WITNESS WHEREOF, the parties have executed this Mutual Release on the day and year first above written, wherein jurisdiction shall reside within the State of Oklahoma should any controversy arise.

Digital Caddies, Inc. an Oklahoma Corporation	Second Party
______	______
Brad Nightingale, President and CEO	James B. Frack

ADDENDUM
AGREEMENT OF STOCK CANCELLATION

Addendum of Stock Cancellation Agreement made this 13 day of March, 2013 between James B. Frack, referred to as Relinquishor, and Digital Caddies, Inc., referred to as ("DCI").

RECITALS

A. On the 7th day of September, 2011, the parties to this Addendum entered into a Stock Cancellation Agreement ("Agreement") regarding the cancellation of Stock owned by Relinquishor as defined in the Agreement; regarding the establishment of rights of proxy over Reliquishor's Shares; regarding payment in full on or before January 14, 2012; and regarding events of default, including the issuance of one hundred fifty million common shares of DCI to Relinquishor.

B. DCI has been in default of the Agreement since January 14, 2012 and Relinquishor is due under the terms of the Agreement One Hundred Fifty Million (150,000,000) common shares.

AGREEMENT

The Agreement of the parties is changed in the following respects only:

In exchange for Relinquishor waiving his rights to the issuance of One Hundred Fifty Million (150,000,000) restricted common shares as a result of the ongoing delay in the full payment of the sums due to Relinquishor, DCI agrees that Relinquishor shall, as of the date of the Agreement, be allowed to retain with full right of ownership, that stock as defined in the Agreement free of any claim, right, or encumbrance by DCI or its assigns, successors, or receivers.

IN WITNESS WHEREOF, the parties have executed this Addendum on the day and year first above written.

Relinquishor

James B. Frack

Digital Caddies, Inc.
an Oklahoma Corporation

Brad Nightingale, President and CEO